                      Supplemental Terms and Conditions to
                          the Credit Agreement between
                         AMR Investment Services Trust,
                           American AAdvantage Funds,
                        American AAdvantage Mileage Funds
                                       and
                          AMR Investment Services, Inc.

         The attached amended Schedule I is hereby incorporated into the Credit Agreement dated December 1, 1999 (the "Agreement") between the AMR Investment Services Trust, American AAdvantage Funds, and American AAdvantage Mileage Funds (the "Trusts") and AMR Investment Services, Inc. (the "Manager"). To the extent that there is any conflict between the terms of the Agreement and these Supplemental Terms and Conditions ("Supplement"), this Supplement shall govern.


Dated: July       , 2000
            ------


                                     AMR INVESTMENT SERVICES TRUST
                                     AMERICAN AADVANTAGE FUNDS
                                     AMERICAN AADVANTAGE MILEAGE FUNDS
                                       For and on behalf of each Borrower
                                       listed on Schedule I hereto

                                     By:
                                         -----------------------------------


                                     Title:
                                           ---------------------------------


                                     AMR INVESTMENT SERVICES, INC.


                                     By:
                                         -----------------------------------


                                     Title:
                                           ---------------------------------

                                                                      SCHEDULE I


                                    BORROWERS

Investment Company                   Portfolio or Fund
------------------                   -----------------
AMR INVESTMENT SERVICES TRUST
                                     Balanced Portfolio
                                     Large Cap Value Portfolio
                                     Small Cap Value Portfolio
                                     International Equity Portfolio
                                     Large Cap Growth Portfolio
                                     Emerging Markets Portfolio

AMERICAN AADVANTAGE FUNDS
                                     American AAdvantage
                                     Balanced Fund American
                                     AAdvantage Large Cap Value
                                     Fund American AAdvantage
                                     Small Cap Value Fund
                                     American AAdvantage
                                     International Equity Fund
                                     American AAdvantage Large
                                     Cap Growth Fund American
                                     AAdvantage Emerging Markets
                                     Fund American AAdvantage
                                     Small Cap Index Fund
                                     American AAdvantage
                                     International Equity Index
                                     Fund

AMERICAN AADVANTAGE MILEAGE FUNDS
                                     American AAdvantage Balanced Mileage Fund
                                     American AAdvantage Large Cap Value Mileage Fund
                                     American AAdvantage Small Cap Value Mileage Fund
                                     American AAdvantage International Equity Mileage Fund